UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2007

iMergent, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32277	87-0591719
(Commission File Number)	(IRS Employer Identification No.)

754 East Technology Avenue
Orem, Utah	84097
(Address of Principal Executive Offices)	(Zip Code)

(801) 227-0004
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On August 10, 2007, iMergent, Inc. (the “Company”) filed a notice of appeal of the Order entered by  the Superior Court of California, County of Ventura (the “Court”)  which required the Company to register under the California Seller Assisted Marketing Plans Act (California Civil Code § 1812.200-1812.221) (“SAMP Act”).

Based on advice of counsel, the Company expects the filing of the appeal will stay the effect to the temporary order as well as stay the motion for preliminary injunction during the time period required to appeal the order.

The Court set a hearing regarding the preliminary injunction for August 28, 2007.  Consequently, the Company is filing an ex-parte application to the Court to cancel the hearing set for August 28, 2007 and to confirm the expected stay.  The Company has requested that the ex-parte application  be heard on August 14, 2007.

The Company, as a precautionary measure, rescheduled and completed all “preview” sessions prior to 5:00 P.M. (PST) on August 10, 2007.  There are no other seminars scheduled until after the ex-parte application on August 14, 2007.  Five seminars are currently scheduled to occur in California during the week of August 20, 2007.

The Company intends to aggressively prosecute its appeal as well as defend the action filed. The Company contends that it is in material compliance with the terms of the 2006 agreement entered into with the State of California and Ventura County. The Company further contends that the issues raised by the State of California would not require the Company to register under the SAMP Act.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. iMergent’s future performance could differ significantly from the expectations of management and from results expressed or implied including but not limited to (1) the expectations  that iMergent abided  by the terms of the previous settlement and did not violate any California statute,  and (2) the appeal by the  Company has the  effect of staying the order entered by the Court.  For further information on other risk factors, please refer to the “Risk Factors” contained in iMergent’s Form 10-K for the year ended June 30, 2006 and its Forms 10-Q for the quarterly periods ended September 30, 2006,  December 31, 2006 and March 31, 2007. The information in Item 8.01 of this report is being furnished, not filed, pursuant to Form 8-K. Accordingly, this information will not be incorporated by reference into any registration statement filed by iMergent under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

/s/ Robert M. Lewis
By: Robert M. Lewis, Chief Financial Officer
Date: August 10, 2007